                                                                EXHIBIT 10(b)(i)









                         CONSOLIDATED STORES CORPORATION
                                  The Company,

                                       and

                              THE BANK OF NEW YORK
                                  The Trustee,

                                ---------------

                                    INDENTURE

                             Dated as of May 5, 1996

                                ---------------

                                  $100,000,000

                  7% Senior Subordinated Notes due May 4, 2000

                     CROSS REFERENCE TABLE(1)                   EXHIBIT 10(b)(i)

                                                                  TIAIndenture
                                                               Section  Section
                                                               -------  -------

310(a)(1)......................................................   7.10
     (a)(2)....................................................   7.10
     (a)(3)....................................................   N.A.(2)
     (a)(4)....................................................   N.A.
     (a)(5)....................................................   7.10
     (b).......................................................   7.08; 7.10
     (c).......................................................   N.A.
311(a).........................................................   7.11
     (b).......................................................   7.11
     (c).......................................................   N.A.
312(a).........................................................   2.05
     (b).......................................................   11.03
     (c).......................................................   11.03
313(a).........................................................   7.06
     (b)(1)....................................................   N.A.
     (b)(2)....................................................   7.06
     (c).......................................................   7.06; 11.02
     (d).......................................................   7.06
314(a).........................................................   4.02; 11.02
     (b).......................................................   N.A.
     (c)(1)....................................................   11.04
     (c)(2)....................................................   11.04
     (c)(3)....................................................   N.A.
     (d).......................................................   N.A.
     (e).......................................................   11.05
     (f).......................................................   4.03
315(a).........................................................   7.01; 7.02
     (b).......................................................   7.05; 11.02
     (c).......................................................   7.01
     (d).......................................................   6.05; 7.01
     (e).......................................................   6.11
316(a)(last sentence)..........................................   2.08
     (a)(1)(A).................................................   6.05
     (a)(1)(B) ................................................   6.04
     (a)(2)....................................................   N.A.
     (b).......................................................   6.07
     (c).......................................................   1.05; 9.04
317(a)(1)......................................................   6.08
     (a)(2)....................................................   6.09
     (b).......................................................   2.04
318(a).........................................................   11.01

- --------------------------------------------------------------------------------
(1) Note: This cross reference table shall not, for any purpose, be deemed to be part of this Indenture.
(2) N.A. means Not Applicable.

                            TABLE OF CONTENTS(3)                EXHIBIT 10(b)(i)

                                                                            Page
                                                                            ----

ARTICLE 1          DEFINITIONS AND INCORPORATION BY REFERENCE                 1
         SECTION 1.01.   Definitions                                          1
         SECTION 1.02.   Other Definitions                                    8
         SECTION 1.03.   Incorporation by Reference of Trust Indenture Act    8
         SECTION 1.04.   Rules of Construction                                9
         SECTION 1.05.   Acts of Holders                                      9

ARTICLE 2          THE SECURITIES                                            10
         SECTION 2.01.   Form and Dating                                     10
         SECTION 2.02.   Execution and Authentication                        10
         SECTION 2.03.   Registrar and Paying Agent                          11
         SECTION 2.04.   Paying Agent to Hold Money in Trust                 12
         SECTION 2.05.   Securityholder Lists                                12
         SECTION 2.06.   Transfer and Exchange                               12
         SECTION 2.07.   Replacement Securities                              13
         SECTION 2.08.   Outstanding Securities; Determinations of
                         Holders' Action                                     14
         SECTION 2.09.   Temporary Securities                                14
         SECTION 2.10.   Cancellation                                        15
         SECTION 2.11.   CUSIP Numbers                                       15
         SECTION 2.12.   Defaulted Interest                                  15

ARTICLE 3          REDEMPTION                                                16
         SECTION 3.01.   Right to Redeem:  Notices to Trustee                16
         SECTION 3.02.   Selection of Securities to Be Redeemed              16
         SECTION 3.03.   Notice of Redemption                                16
         SECTION 3.04.   Effect of Notice of Redemption                      17
         SECTION 3.05.   Deposit of Redemption Price                         17
         SECTION 3.06.   Securities Redeemed in Part                         17

ARTICLE 4          COVENANTS                                                 17
         SECTION 4.01.   Payment of Securities                               17
         SECTION 4.02.   SEC Reports                                         18
         SECTION 4.03.   Compliance Certificates                             19
         SECTION 4.04.   Further Instruments and Acts                        20
         SECTION 4.05.   Maintenance of Office or Agency                     20
         SECTION 4.06.   Limitation on Restricted Payments                   20
         SECTION 4.07.   Limitation on Additional Indebtedness               21

- --------------------------------------------------------------------------------
(3) This Table of Contents shall not, for any purpose, be deemed to be part of this Indenture.

                                                                EXHIBIT 10(b)(i)

                                                                            Page
                                                                            ----

         SECTION 4.08.   Dividend and Payment Restrictions
                         Affecting Subsidiaries                              21
         SECTION 4.09.   Limitation on Transactions with Affiliates          22
         SECTION 4.10.   Repurchase Upon Change of Control                   22
         SECTION 4.11.   Limitation on Asset Sales                           24
         SECTION 4.12.   Payment of Taxes and Other Claims                   25
         SECTION 4.13.   Corporate Existence                                 25
         SECTION 4.14.   Maintenance of Properties and Insurance             25
         SECTION 4.15.   Investment Company Act                              26
         SECTION 4.16.   Covenant to Comply with Securities Laws Upon
                         Purchase of Securities                              26

ARTICLE 5          SUCCESSOR CORPORATION                                     26
         SECTION 5.01.   When The Company May Merge or Transfer Assets       26
         SECTION 5.02.   Successor Corporation Substituted                   27

ARTICLE 6          DEFAULTS AND REMEDIES                                     27
         SECTION 6.01.   Events of Default                                   27
         SECTION 6.02.   Acceleration                                        29
         SECTION 6.03.   Other Remedies                                      29
         SECTION 6.04.   Waiver of Past Defaults                             29
         SECTION 6.05.   Control by Majority                                 30
         SECTION 6.06.   Limitation on Suits                                 30
         SECTION 6.07.   Rights of Holders to Receive Payment                30
         SECTION 6.08.   Collection Suit by Trustee                          31
         SECTION 6.09.   Trustee May File Proofs of Claim                    31
         SECTION 6.10.   Priorities                                          31
         SECTION 6.11.   Undertaking for Costs                               32

ARTICLE 7          TRUSTEE                                                   32
         SECTION 7.01.   Duties of Trustee                                   32
         SECTION 7.02.   Rights of Trustee                                   33
         SECTION 7.03.   Individual Rights of Trustee                        33
         SECTION 7.04.   Trustee's Disclaimer                                34
         SECTION 7.05.   Notice of Defaults                                  34
         SECTION 7.06.   Reports by Trustee to Holders                       34
         SECTION 7.07.   Compensation and Indemnity                          34
         SECTION 7.08.   Replacement of Trustee                              35
         SECTION 7.09.   Successor Trustee by Merger                         36
         SECTION 7.10.   Eligibility; Disqualification                       36
         SECTION 7.11.   Preferential Collection of Claims Against The
                         Company                                             36

                                                                EXHIBIT 10(b)(i)

                                                                            Page
                                                                            ----

ARTICLE 8          DISCHARGE OF INDENTURE AND DEFEASANCE                     36
         SECTION 8.01.   Satisfaction and Discharge of Indenture             36
         SECTION 8.02.   Defeasance                                          37
         SECTION 8.03.   Conditions to Defeasance                            37
         SECTION 8.04.   Deposited Money and U.S. Government Obligations
                         to be Held in Trust; Miscellaneous Provisions       38
         SECTION 8.05.   Repayment to the Company                            39
         SECTION 8.06.   Reinstatement                                       39

ARTICLE 9          AMENDMENTS                                                39
         SECTION 9.01.   Without Consent of Holders                          39
         SECTION 9.02.   With Consent of Holders                             40

         SECTION 9.03.   Compliance with Trust Indenture Act                 41
         SECTION 9.04.   Revocation and Effect of Consents, Waivers and
                         Actions                                             41
         SECTION 9.05.   Notation on or Exchange of Securities               42
         SECTION 9.06.   Trustee to Sign Supplemental Indentures             42
         SECTION 9.07.   Effect of Supplemental Indentures                   42

ARTICLE 10         SUBORDINATION                                             42
         SECTION 10.01.  Securities Subordinate to Senior Indebtedness       42
         SECTION 10.02.  Payment Over of Proceeds upon Dissolution, etc.     43
         SECTION 10.03.  No Payment When Senior Indebtedness in Default.     45
         SECTION 10.04.  Payment Permitted If No Default.                    46
         SECTION 10.05.  Subrogation to Rights of Holders of Senior
                         Indebtedness.                                       46
         SECTION 10.06.  Provisions Solely to Define Relative Rights.        46
         SECTION 10.07.  Trustee to Effectuate Subordination; Further
                         Actions.                                            46
         SECTION 10.08.  No Waiver of Subordination Provisions.              47
         SECTION 10.09.  Notice to Trustee.                                  48
         SECTION 10.10.  Reliance on Judicial Order or Certificate of
                         Liquidating Agent.                                  48
         SECTION 10.11.  Rights of Trustee as a Holder of Senior
                         Indebtedness; Preservation of Trustee's Rights.     49
         SECTION 10.12.  Article Applicable to Paying Agents.                49
         SECTION 10.13.  Trust Moneys Not Subordinated                       49
         SECTION 10.14.  Trustee Not Fiduciary for Holders of Senior
                         Indebtedness                                        49
         SECTION 10.15.  Waiver                                              49
         SECTION 10.16.  No Waiver; Remedies                                 49

ARTICLE 11         MISCELLANEOUS                                             50

                                                                EXHIBIT 10(b)(i)

                                                                            Page
                                                                            ----
         SECTION 11.01.  Trust Indenture Act Controls                        50
         SECTION 11.02.  Notices                                             50
         SECTION 11.03.  Communication by Holders with Other Holders         51
         SECTION 11.04.  Certificate and Opinion as to Conditions Precedent  51
         SECTION 11.05.  Statements Required in Certificate or Opinion       51
         SECTION 11.06.  Separability Clause                                 51
         SECTION 11.07.  Rules by Trustee, Paying Agent and Registrar        51
         SECTION 11.08.  Legal Holidays                                      52
         SECTION 11.09.  Governing Law                                       52
         SECTION 11.10.  No Recourse Against Others                          52
         SECTION 11.11.  Successors                                          52
         SECTION 11.12.  Multiple Originals                                  52

         SIGNATURES                                                          53

         EXHIBIT "A"A-1

     INDENTURE, dated as of May 5, 1996, between Consolidated Stores Corporation, an Ohio corporation ("the Company"), and The Bank of New York, a New York banking corporation (the "Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's Subordinated Notes due May 4, 2000 (the "Securities"):

                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

     SECTION 1.01. Definitions.

     "Acquired Indebtedness" means, with respect to any specified Person, Indebtedness of any other Person: (a) existing at the time such other Person merged with or into or became a Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person; or (b) assumed by such specified Person in connection with its acquisition of assets owned by such other Person.

     "Affiliate" as to any Person shall mean any other Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 15% or more of any class of the voting or other equity interests of such Person, or (iii) 15% or more of any class of voting or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

     "Asset Sale" by any Person means any sale, transfer or lease (or series of related sales, transfers or leases) by such Person or any of its Subsidiaries of any property or assets, including shares of Capital Stock (other than directors' qualifying shares) or other ownership interests of a Subsidiary of such Person; provided, however, that Asset Sale will not include: (i) transactions involving the sale of inventory in the ordinary course of business; (ii) any sale, transfer or lease of assets in the ordinary course of business which are no longer necessary or required in the conduct of the Company's or any of its Subsidiary's business; (iii) any sale, transfer or lease of assets by any Wholly Owned Subsidiary to the Company or another Wholly Owned Subsidiary; (iv) any sale, transfer or lease of assets in the ordinary course of business; (v) any sale, transfer or lease or other disposition that is governed by and in compliance with Section 5.01; (vi) the issuance by such Person of shares of its Capital Stock; (vii) any payment of purchase price to Melville Corporation in connection with that certain Stock Purchase Agreement dated as of March 26, 1996 between Melville Corporation and Consolidated Stores Corporation; or


Exhibit 10(b)(i)                                                          Page 1

(viii) any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (iv) above, provided that the aggregate after-tax proceeds of all such sales, transfers or leases on and after the date thereof (as reasonably estimated by the Company) does not exceed $25,000,000.

     "Board of Directors" of any corporation means the Board of Directors of such corporation, or any duly authorized committee of such Board of Directors.

     "Business Day" means any day that is not a Saturday, a Sunday or a day on which banking institutions in New York are required to close.

     "Capital Lease Obligation" of any Person means the amount of the liability in respect of a lease of (or other Indebtedness arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or liability on the face of a balance sheet of such Person in accordance with GAAP.

     "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock (including each class of common stock and preferred stock) or partnership interests and any warrants, options or other rights to acquire such stock or interests, but excluding any debt securities convertible into such stock.

     "Change of Control" means: (i) any person or group of persons (within the meaning of Section 13(a) or 14(a) of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership of (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) 33.33% or more of the voting capital stock of the Company; or (ii) within a period of twelve (12) consecutive calendar months, individuals who were directors on the board of directors of the Company on the first day of such period together with any directors whose election by such board of directors or whose nomination by the shareholders was approved by a vote of the majority of the directors then in office shall cease to constitute a majority of the board of directors of the Company.

     "Company" means the party named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

     "Consolidated EBIT" means, with respect to a Person, (a) Consolidated Net Income (loss) plus (b) Consolidated Income Tax Expense plus (c) Consolidated Interest Expense of such Person for such period, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Fixed Charge Coverage Ratio" means on any date of determination the ratio of (a) the Company's Consolidated EBIT for the most recent four fiscal quarters immediately preceding the date of determination plus Consolidated Rent Expense, to (b) Consolidated Interest Expense for the most recent four fiscal quarters immediately preceding the date of determination plus Consolidated Rent Expense.

     "Consolidated Income Tax Expense" means, with respect to a Person for any period, the provision for taxes for such period for such Person and its Subsidiaries based on income


Exhibit 10(b)(i) Page 2 or profits to the extent such income or profits were included in computing Consolidated Net Income for such period, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Interest Expense" means, with respect to a Person for any period, the interest expense of such Person and its Subsidiaries in respect of Indebtedness to the extent deducted in determining Consolidated Net Income for such period, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Net Income" means, with respect to a Person for any period, the Net Income of such Person and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, excluding all extraordinary income and gains to net income to the extent included in net income for such period.

     "Consolidated Net Worth" means, with respect to any Person, the stockholders' equity of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Rent Expense" means, with respect to a Person, the aggregate rental amounts payable by such Person and its Subsidiaries for the most recent four consecutive fiscal quarters immediately preceding the date of determination under any lease of real property having an original term (including any required renewals or any renewals at the option of the lessor or lessee) of one year or more (but excluding any Capital Lease Obligation), determined on a consolidated basis in accordance with GAAP.

     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "Disqualified Capital Stock" means, with respect to any Person, any Capital Stock of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is exercisable, redeemable or exchangeable), matures, or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the Holder thereof, in whole or in part, on or prior to the maturity of the Securities.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession in the United States, consistently applied to such Person, that are in effect from time to time.

     "Holder" or "Securityholder" means a Person in whose name a Security is registered on the Registrar's books.

     "Incur" means, with respect to any Indebtedness, to create, issue, assume, guarantee, incur or otherwise become liable, directly or indirectly, in respect of such Indebtedness. The term "Incurrence" when used as a noun shall have a correlative meaning.


Exhibit 10(b)(i)                                                          Page 3

     "Indebtedness" means as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device,
(iv) any other transaction (including forward sale or purchase agreements, capitalized leases (but not operating leases) and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables, trade credits and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than thirty (30) days past due), or (v) any guaranty of Indebtedness for borrowed money.

     "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.

     "Investments" of any Person means all investments in other Persons in the form of loans, advances or other extensions of credit or capital contributions (excluding travel and similar advances to officers and employees made in the ordinary course of business and excluding all indebtedness and receivables from another Person which are current assets or arose from sales or leases of goods or services on terms consistent with such Person's past practices or such Person's industry's common practices), purchases (or other acquisitions for consideration) of Indebtedness, Capital Stock or other securities and all other items that are or would be classified as investments (including, without limitation, purchases of assets outside the ordinary course of business) on a balance sheet prepared in accordance with GAAP.

     "Issue Date" means the date of original issue of the Securities.

     "Officer" means, with respect to any corporation, the Chairman of the Board, any Vice Chairman, the President, any Vice President, the Treasurer, or the Secretary of such corporation.

     "Officers' Certificate" means a written certificate containing the information specified in Sections 11.04 and 11.05 herein, signed in the name of the Company by any two of its Officers, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion (containing as applicable the information specified in Sections 11.04 and 11.05 hereof) rendered by legal counsel who is acceptable to the Trustee which may be counsel to the Company.

     "Permitted Indebtedness" will include (i) Indebtedness incurred by the Company or any Subsidiary of the Company under the Revolving Credit Facility up to a maximum permitted amount of $750,000,000; (ii) all obligations owed by the Company or any Subsidiary of the Company under or in connection with that certain Short Term Loan Agreement dated as of May 3, 1996 among Consolidated Stores Corporation, the initial Lenders named therein and Merrill Lynch Capital Corporation, as Agent and the related guarantees and documents as


Exhibit 10(b)(i) Page 4 such agreement, guarantees or documents may be further amended, modified, refinanced or refunded from time to time (the "Merrill Loan"); (iii) Indebtedness owed by Company to any Wholly Owned Subsidiary of the Company or Indebtedness owed by any Subsidiary to the Company or to a Wholly Owned Subsidiary of the Company; (iv) Indebtedness of the Company and its Subsidiaries outstanding on the date hereof; (v) Indebtedness secured by purchase money security interests; (vi) Indebtedness in connection with interest rate agreements permitted by the Revolving Credit Facility; (vii) $35,000,000 principal amount of the Company's 10.50% Senior Notes Due August 1, 2002; (viii) any other Indebtedness not referred to above which does not exceed in the aggregate $25,000,000; and (ix) renewals, extensions, refinancings or refundings of any Indebtedness (such new Indebtedness being "Refinancing Indebtedness"); provided that such Refinancing Indebtedness (a) does not exceed the maximum permitted principal or accreted amount of, (b) ranks no more favorably in order of payment to the Notes as, and (c) if such Indebtedness so renewed, extended, refinanced or refunded is not Senior Indebtedness, does not have a Weighted Average Life to Stated Maturity shorter than that of, the Indebtedness being renewed, extended, refinanced or refunded; and (x) Indebtedness not otherwise permitted to be incurred in an aggregate principal amount not to exceed $50,000,000 at any one time outstanding.

     "Permitted Investments" means an Investment which consists of: (a) marketable obligations of or obligations guaranteed by the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America in each case with final maturities of one year or less; (b) commercial paper having a rating of at least P-1 or A-1 (or their respective equivalents) by Moody's Investor Service, Inc. or Standard & Poor's Rating Services, a division of The McGraw Hill Companies, Inc., respectively;
(c) certificates of deposit with final maturities of one year or less issued by United States commercial banks of recognized standing with capital and surplus aggregating in excess of $100,000,000; (d) shares of money market funds that have assets in excess of $100,000,000 and that invest solely in Permitted Investments of the kind described in clauses (a) through (c) above; (e) Investments other than set forth above not to exceed $10,000,000; (f) an Investment in or to any of the Wholly-owned Subsidiaries of the Company; (g) loans to employees outstanding on the date hereof; and (h) investments related to Company owned life insurance contracts.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, estate, unincorporated organization or government or other agency or political subdivision thereof or any other entity.

     "Redemption Date" or "redemption date" means the date specified for redemption of the Securities in accordance with the terms of the Securities and this Indenture.

     "Redemption Price" or "redemption price" shall have the meaning set forth in paragraph 5 of the Securities.

     "Revolving Credit Facility" means the Credit Agreement dated as of May 3, 1996, among the Company, the banks party thereto, from time to time and their respective successors and assigns, The Bank of New York as syndication agent and managing agent, National City Bank of Columbus as administrative agent and managing agent, PNC Bank, Ohio, National Association as arranger, documentation agent and managing agent, Bank One, Columbus, N.A. as managing agent, and National City Bank as managing agent, and any


Exhibit 10(b)(i) Page 5 guarantees by Subsidiaries of the Company and any other agreements executed in connection therewith as such agreements or guarantees may be further amended, modified, refinanced or refunded from time to time.

     "SEC" means the Securities and Exchange Commission.

     "Security" or "Securities" means any of the Company's Subordinated Notes due May 4, 2000, issued under this Indenture, as amended or supplemented from time to time pursuant to this Indenture.

     "Securityholder" or "Holder" means a Person in whose name a Security is registered on the Registrar's books.

     "Senior Indebtedness" means (i) all obligations owed by the Company or any Subsidiary of the Company under or in connection with the Revolving Credit Facility, whether outstanding on the date hereof or thereafter created, assumed or incurred and any refinancing, refunding or replacement thereof; provided, however, that any Indebtedness under any refinancing, refunding or replacement of the Revolving Credit Facility shall not constitute Senior Indebtedness to the extent that Indebtedness thereunder is by its terms expressly subordinated in right of payment to any other Indebtedness of the Company; (ii) all obligations owed by the Company or any Subsidiary of the Company under or in connection with the Merrill Loan and the related guarantees and documents; and (iii) the principal of, premium, if any, and accrued and unpaid interest on Indebtedness of the Company, contingent or otherwise, in respect of borrowed money, whether outstanding on the date hereof or hereafter created, incurred or assumed, unless in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Securities, (ii) Indebtedness that is expressly subordinated or junior in rights of payment to any Indebtedness of the Company, (iii) any liability for federal, state, provincial, local or other taxes owned or owing by the Company, (iv) Indebtedness of or amounts owned by the Company for compensation to employees and for services, (v) Indebtedness of the Company to a Subsidiary of the Company or any other Affiliate of the Company, (vi) amounts owing under leases (other than Capital Lease Obligations) and (vii) any Indebtedness Incurred which is not permitted by the terms of this Indenture. All interest which would accrue after the filing of a petition by or against the Company under any federal, state or foreign bankruptcy or similar law, whether or not such interest is allowed as a claim after such filing any proceeding under such bankruptcy or similar law, shall constitute Senior Indebtedness.

     "Stated Maturity" means, when used with respect to any security, the date specified in such security as the fixed date on which an amount equal to the principal of such security is due and payable.

     "Subsidiary" of any Person means (i) a corporation more than 50% of the Voting Power of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, (ii) a partnership of which such Person, one or more other Subsidiaries of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, is the general partner and has


Exhibit 10(b)(i) Page 6 the power to direct the policies, management and affairs or (iii) any other Person (other than a corporation) in which such Person, one or more other Subsidiaries of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, has at least a majority ownership interest or the power to direct the policies, management and affairs thereof.

     "TIA" means the Trust Indenture Act of 1939, as amended, and as in effect on the date of this Indenture; provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

     "Trust Officer", when used with respect to the Trustee, means the chairman or vice chairman of the Board of Directors, the chairman or vice chairman of the executive committee of the Board of Directors, the President, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.

     "Voting Power" of any Person means the aggregate number of votes of all classes of Capital Stock of such Person which ordinarily has voting power for the election of a member of the Board of Directors or their equivalents of such Person.

     "Weighted Average Life to Stated Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding principal amount of such Indebtedness into (b) the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest-twelfth) which will elapse between such date and the making of such payment.

     "Wholly-owned Subsidiary" of any Person means any Subsidiary of such Person to the extent the entire voting share capital of such Subsidiary is owned by such Person (either directly or indirectly through Wholly-owned Subsidiaries).


Exhibit 10(b)(i)                                                          Page 7

     SECTION 1.02. Other Definitions.

               Term                                Defined in Section
               ----                                ------------------
     "Acceleration Notice".......................        6.02
     "Act".......................................        1.05
     "Bankruptcy Law"............................        6.01
     "Change of Control Payment Date"............        4.10
     "Custodian".................................        6.01
     "Event of Default"..........................        6.01
     "Excess Proceeds"...........................        4.11
     "Exchange Act"..............................        4.02
     "Legal Holiday".............................       11.08
     "Net Cash Proceeds".........................        4.11
     "Notice of Election"........................        4.10
     "Notice of Default".........................        6.01
     "Paying Agent"..............................        2.03
     "Register"..................................        2.03
     "Registrar".................................        2.03
     "Restricted Payment"........................        4.06
     "U.S. Government Obligations"...............        8.03

     SECTION 1.03. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the SEC.

     "Indenture securities" means the Securities.

     "Indenture security holder" means a Securityholder.

     "Indenture to be qualified" means this Indenture.

     "Indenture trustee" or "institutional trustee" means the Trustee.

     "Obligor" on the indenture securities means the Company.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.


Exhibit 10(b)(i)                                                          Page 8

     SECTION 1.04. Rules of Construction. Unless the context otherwise requires:

          (a) A term has the meaning assigned to it;

          (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (c) "or" is not exclusive;

          (d) "including" means including, without limitation;

          (e) words in the singular include the plural, and words in the plural include the singular;

          (f) "herein," "hereof," "hereto" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (g) any gender used in this Indenture shall be deemed to include the neuter, masculine and feminine gender.

     SECTION 1.05. Acts of Holders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor executed by such Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.05.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

          (c) The ownership of Securities shall be proved by the Register or by a certificate of the Registrar.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall be conclusive and binding upon such Holder and upon every future Holder of the same Security and the holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.


Exhibit 10(b)(i)                                                          Page 9

          (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a resolution of its Board of Directors, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided, however, that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                    ARTICLE 2

THE SECURITIES

     SECTION 2.01. Form and Dating. The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit "A" attached hereto. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The form of the Securities and any notation, legend or endorsement shall be in a form acceptable to the Company. Each Security shall be dated the date of its authentication.

     The terms and provisions contained in the Securities, annexed hereto as Exhibit "A", shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company, by its execution and delivery of this Indenture, expressly agrees to such terms and provisions and to be bound thereby.

     SECTION 2.02. Execution and Authentication. The Securities shall be executed on behalf of the Company by any two of its Officers. The signature of any such Officer on the Securities may be manual or facsimile. The Company's corporate seal may, if required, be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for in Exhibit "A" annexed hereto duly executed by the Trustee by manual signature of an authorized signatory, and such executed certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and made available for delivery hereunder.


Exhibit 10(b)(i)                                                         Page 10

     The Trustee shall authenticate and make available for delivery Securities for original issue in the aggregate principal amount of $100,000,000 upon a Board of Directors resolution and a written order of the Company signed by two Officers of the Company, but without any further action by the Company. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and delivered. The aggregate principal amount of Securities outstanding at any time may not exceed $100,000,000, except as provided in Section 2.07.

     The Trustee shall act as the initial authenticating agent. Thereafter, the Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as a Paying Agent to deal with the Company or an Affiliate of the Company.

     The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

     SECTION 2.03. Registrar and Paying Agent. The Company shall maintain or cause to be maintained an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented or surrendered for purchase or payment ("Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange (the "Register"). The Company may have one or more co-registrars and one or more additional paying agents. The term Paying Agent includes any additional paying agent.

     The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar (if not the Trustee or the Company). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or agent for service of notices or demands, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.07 hereof. The Company or any Subsidiary or an Affiliate of either of them may act as Paying Agent, Registrar or co-registrar or agent for service of notices and demands.

     The Company initially appoints the Trustee as Registrar, Paying Agent and agent for service of notices and demands.


Exhibit 10(b)(i)                                                         Page 11

     SECTION 2.04. Paying Agent to Hold Money in Trust. Except as otherwise provided herein, not later than each due date of the principal, premium, if any, and interest on any Security, the Company shall deposit with the Paying Agent a sum of money sufficient to pay such principal, premium, if any, and interest so becoming due. Subject to Article 10, the Company shall require each Paying Agent (other than the Trustee or the Company) to agree in writing that such Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, and interest on the Securities (whether such money has been paid to it by the Company or any other obligor on the Securities) and shall notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the request of the Trustee, forthwith pay to the Trustee all money so held in trust and account for any money disbursed by it. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any money disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money so paid over to the Trustee. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund.

     SECTION 2.05. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing, within five Business Days of such request, a list in such form as the Trustee may reasonably require of the names and addresses of Securityholders.

     SECTION 2.06. Transfer and Exchange. Upon surrender for registration of transfer of any Security at the office or agency of the Company designated as Registrar or co-registrar pursuant to Section 2.03 or at the office or agency referred to in Section 4.05, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate principal amount.

     At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar duly executed by the Holder or his attorney duly authorized in writing.

     Each Holder agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable United States federal or state securities law.


Exhibit 10(b)(i)                                                         Page 12

     The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange (other than any exchange of a temporary Security for a definitive Security not involving any change in ownership).

     The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities for a period of 15 days before the mailing of a notice of redemption.

     SECTION 2.07. Replacement Securities. If (a) any mutilated Security is surrendered to the Company or the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and upon its written request, the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be redeemed or purchased by the Company pursuant to Articles 3 or 4 hereof, the Company in its discretion may, instead of issuing a new Security, pay, redeem or purchase such Security, as the case may be.

     Upon the issuance of any new Securities under this Section 2.07, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

     Every new Security issued pursuant to this Section 2.07 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


Exhibit 10(b)(i)                                                         Page 13

     SECTION 2.08. Outstanding Securities; Determinations of Holders' Action. Securities outstanding at any time are all the Securities that have been authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those referred to in Section 2.07 hereof, or redeemed by the Company pursuant to Article 3 hereof and those described in this Section
2.08 as not outstanding. A Security does not cease to be outstanding because the Company, a Subsidiary or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite principal amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company, any other obligor upon the Securities or any Subsidiary or Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including determinations pursuant to Articles 6 and 9).

     If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

     If the Paying Agent (other than the Company) holds, in accordance with this Indenture, at maturity or on a Redemption Date, money sufficient to pay the Securities payable on that date, then immediately on the date of maturity or such Redemption Date, as the case may be, such Securities shall cease to be outstanding and interest, if any, on such Securities shall cease to accrue.

     SECTION 2.09. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon written request from the Company signed by two Officers of the Company, the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers of the Company executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.03 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee, upon written request of the Company signed by two Officers of the Company, shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.


Exhibit 10(b)(i)                                                         Page 14

     SECTION 2.10. Cancellation. All Securities surrendered for payment, purchase by the Company, redemption by the Company pursuant to Article 3 hereof, or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and made available for delivery hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. The Company may not reissue, or issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 2.10, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be delivered to the Company.

     SECTION 2.11. CUSIP Numbers. The Company, in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Trustee shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities and any redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

     SECTION 2.12. Defaulted Interest. If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, and such special record date, as used in this Section 2.12 with respect to the payment of any defaulted interest, shall mean the 15th day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Holder and to the Trustee a notice that states the subsequent special record date, the payment date and the amount of defaulted interest to be paid. The Company may also pay defaulted interest in any other lawful manner.


Exhibit 10(b)(i)                                                         Page 15

                                    ARTICLE 3

                                   REDEMPTION

     SECTION 3.01. Right to Redeem: Notices to Trustee. At any time on and after May 5, 1998, the Company, at its option, may redeem the Securities for cash in accordance with this Article 3 and the provisions of paragraphs 5 and 6 of the Securities. If the Company elects to redeem Securities, it shall notify the Trustee in writing of the Redemption Date, the principal amount of Securities to be redeemed and the Redemption Price.

     The Company shall give the notice to the Trustee provided for in this
Section 3.01 at least 45 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

     SECTION 3.02. Selection of Securities to Be Redeemed. If less than all the outstanding Securities are to be redeemed at any time, the Trustee shall select the Securities to be redeemed pro rata or by lot or, if such methods are prohibited by the rules of any stock exchange on which the Securities are then listed, any other method that complies with applicable legal requirements and the requirements of any exchange on which the Securities are listed and which the Trustee considers fair and appropriate. The Trustee shall make the selection from outstanding Securities not previously called for redemption. Securities and portions of them the Trustee selects shall be in principal amounts of $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

     SECTION 3.03. Notice of Redemption. At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first class mail, postage prepaid, to each Holder of Securities to be redeemed at the Holder's last address, as it shall appear on the Register. A copy of such notice shall be mailed to the Trustee on the same day the notice is mailed to Holders of Securities.

     The notice shall identify the Securities to be redeemed and shall state:

          (a) the Redemption Date;

          (b) the Redemption Price;

          (c) the CUSIP number (subject to the provisions of Section 2.11 hereof);

          (d) the name and address of the Paying Agent;

          (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

          (f) if fewer than all the outstanding Securities are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed; and


Exhibit 10(b)(i)                                                         Page 16

          (g) that, unless the Company defaults in making such redemption payment, interest will cease to accrue on Securities called for redemption on and after the Redemption Date and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price upon surrender to the Trustee of the Securities.

     At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense; provided, however, that in all cases, the text of such notice of redemption shall be prepared or approved by the Company and the Trustee shall have no responsibility whatsoever with regard to such notice being accurate or correct.

     SECTION 3.04. Effect of Notice of Redemption. Once notice of redemption is given, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon the later of the Redemption Date and the date such Securities are surrendered to the Paying Agent, such Securities called for redemption shall be paid at the Redemption Price, plus accrued and unpaid interest to the Redemption Date, if money sufficient for that purpose has been deposited as provided in Section 3.06 hereof.

     Notice of redemption shall be deemed to be given when mailed, whether or not the Holder receives the notice. In any event, failure to give such notice, or any defect therein, shall not affect the validity of the proceedings for the redemption of the Securities.

     SECTION 3.05. Deposit of Redemption Price. Prior to the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which prior thereto have been delivered by the Company to the Trustee for cancellation.

     SECTION 3.06. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder, a new Security in an authorized denomination equal in principal amount to the unredeemed portion of the Security surrendered.

                                    ARTICLE 4
                                    COVENANTS

     SECTION 4.01. Payment of Securities. The Company shall pay the principal of, premium, if any, and interest (including interest accruing on or after the filing of a petition in bankruptcy or reorganization relating to the Company, whether or not a claim for post-filing interest is allowed in such proceeding) on the Securities on (or prior to) the dates and in the manner provided in the Securities or pursuant to this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, money sufficient to pay all of such installment then due. The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest (including interest accruing on or after the filing of a petition in bankruptcy or reorganization relating to the Company, whether or not a claim for post-filing interest is allowed in such proceeding), to the extent lawful, at the


Exhibit 10(b)(i) Page 17 rate per annum borne by the Securities, which interest on overdue interest shall accrue from the date such amounts became overdue. The provisions of this Section
4.01 shall not be deemed to excuse any Event of Default set forth in Section
6.01.

     SECTION 4.02. SEC Reports.

          (a) The Company shall

              (1) file with the Trustee and supply to each Holder of the Securities, without cost, within 15 days after it files the same with the SEC, copies of its annual reports and of the information, documents and other reports, (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or, if the Company is not subject to the reporting requirements of the Exchange Act, then the Company shall file with the SEC and the Trustee, in accordance with rules and regulations prescribed by the SEC, and supply to each Holder of the Securities, without cost, within 15 days after it has filed with the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

              (2) file with the SEC and the Trustee, in accordance with rules and regulations prescribed by the SEC, and supply to each Holder of the Securities, without cost, within 15 days after it has filed with the SEC, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture, as may be required by such rules and regulations; and

              (3) if not otherwise required pursuant to this Section 4.02, file with the Trustee, within 30 days after it would have been required to file with the SEC had it been subject to the requirements of Sections 13 or 15(d) of the Exchange Act, and supply to each Holder of the Securities, without cost, within 15 days after it has filed with the Trustee, financial statements, including any notes thereto, comparable to that which the Company would have been required to include in such quarterly or annual reports, as the case may be, if the Company was subject to the requirements of such Sections 13 or 15(d) of the Exchange Act.

          (b) The Company shall also make such reports available to prospective purchasers of the Securities, securities analysts and broker-dealers upon their request. The Company shall also comply with the other provisions of TIA Section 314(a).

          (c) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


Exhibit 10(b)(i)                                                         Page 18

     SECTION 4.03. Compliance Certificates.

          (a) The Company shall deliver to the Trustee within 120 days after the end of each of the Company's fiscal years a certification from the principal executive officer, principal financial officer or principal accounting officer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 4.03(a), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. If they do know of such a Default or Event of Default, the certificate shall describe any such Default or Event of Default, and its status. Such Officers' Certificate need not comply with Sections 11.04 and 11.05 hereof.

          (b) So long as not contrary to the then current recommendation of the American Institute of Certified Public Accountants, the Company shall deliver to the Trustee within 120 days after the end of each fiscal year a written statement by the Company's independent certified public accountants stating: (i) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters; and (ii) whether, in connection with their audit examination, any Default has come to their attention and, if such a Default has come to their attention, specifying the nature and period of the existence thereof; provided, however, that the independent certified public accountants delivering such statement shall not be liable in respect of such statement by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of an audit examination conducted in accordance with GAAP.

          (c) The Company shall deliver to the Trustee as soon as possible and in any event within 15 days after the Company becomes aware of the occurrence of each Default or Event of Default, which is continuing, a certificate from the principal financial officer of the Company setting forth the details of such Default or Event of Default, and the action which the Company proposes to take with respect thereto.

          (d) The Company shall deliver to the Trustee any information reasonably requested by the Trustee in connection with the compliance by the Trustee or the Company with the TIA.


Exhibit 10(b)(i)                                                         Page 19

     SECTION 4.04. Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

     SECTION 4.05. Maintenance of Office or Agency. The Company will maintain, or cause to be maintained, within the City and State of New York, an office or agency of the Trustee, Registrar and Paying Agent where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer, exchange or redemption and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The corporate trust office of the Trustee at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Trustee Administration, shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of any change of location of such office or agency. If at any time the Company shall fail to maintain or cause to be maintained any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 11.02 hereof.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in location of any such other office or agency.

     SECTION 4.06. Limitation on Restricted Payments. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly: (a) declare or pay any dividend on, or make any distribution in respect of its Capital Stock; (b) purchase, redeem or otherwise acquire or retire for value any of its Capital Stock; (c) make any Investment in any Person (other than Permitted Investments); or (d) purchase, redeem or otherwise acquire or retire for value, prior to a scheduled mandatory sinking fund payment date or maturity date, (1) any Indebtedness of the Company which ranks subordinate in right of payment to the Securities or (2) any Indebtedness of any Subsidiary (each such declaration, payment, distribution, purchase, redemption, acquisition, retirement or Investment being referred to as a "Restricted Payment") if, at the time of such action, or after giving effect to such Restricted Payment: (i) an Event of Default or a Default shall have occurred and be continuing; (ii) the aggregate amount of all Restricted Payments declared or made beginning on the Issue Date shall exceed the sum of (X) 50% of the Company's Consolidated Net Income accrued on a cumulative basis from February 4, 1996 through the last fiscal quarter ending prior to the date of such proposed Restricted Payment (or if the Company's cumulative Consolidated Net Income during such period shall be a deficit, minus 100% of such deficit) plus (Y) the aggregate net proceeds received by the Company (other than from a Subsidiary) after the Issue Date as a capital contribution to the Company or from the issuance and sale of either Capital Stock (other than Disqualified Capital Stock) or Indebtedness that is convertible into such Capital Stock to the extent such Indebtedness is converted into Capital Stock; or (iii) the Company could not incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 4.07.

     Notwithstanding any of the foregoing provisions of Section 4.06, such provisions will not prevent: (1) the payment of any dividend within 60 days after the date of declaration, if at the


Exhibit 10(b)(i) Page 20 date of declaration, such payment would comply with such provisions; (2) any dividend or other distribution on shares of Capital Stock payable solely in shares of Capital Stock (other than Disqualified Capital Stock); (3) any dividend or other distribution payable from a Subsidiary to the Company or to any Wholly-owned Subsidiary of the Company; and (4) payment by a Subsidiary of any amounts due in accordance with the provisions of any Senior Indebtedness.

     SECTION 4.07. Limitation on Additional Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, guarantee or otherwise become directly or indirectly liable for the payment of any Indebtedness (including Acquired Indebtedness), except that the Company or its Subsidiaries may Incur Permitted Indebtedness and may create, incur, assume, guarantee or otherwise become directly or indirectly liable for the payment of Indebtedness (in addition to Permitted Indebtedness) if, after giving pro forma effect to the incurrence of such Indebtedness, the Consolidated Fixed Charge Coverage Ratio for the four full fiscal quarters immediately preceding the incurrence of such Indebtedness, taken as one period and calculated on the assumption that such Indebtedness had been incurred (and the proceeds thereof were used to repay Indebtedness, if applicable) on the first day of such four full fiscal quarter period and, in the case of Acquired Indebtedness, on the assumption that the related acquisition (whether by means of purchase, merger, amalgamation or otherwise) also had occurred on such date with the appropriate adjustments (including the inclusion of the Consolidated Net Income of the acquired Person) with respect to such acquisition being included in such pro forma calculation, would have been greater than or equal to
1.1 to 1.0.

     SECTION 4.08. Dividend and Payment Restrictions Affecting Subsidiaries. The Company will not, and will not permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to: (a) pay dividends or make any other distribution in respect of its Capital Stock;
(b) pay any Indebtedness owed to the Company or any Subsidiary; (c) make loans or advances to the Company or any Subsidiary; or (d) transfer any of its property or assets to the Company or any Subsidiary, except for such encumbrances or restrictions (i) existing as of the date of the Indenture or arising pursuant to the Revolving Credit Facility or the Merrill Loan, (ii) pursuant to an agreement relating to any Indebtedness by such Subsidiary prior to the date on which such Subsidiary was acquired, (iii) pursuant to an agreement which has been entered into for the pending sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary (provided that such restriction terminate upon consummation of such disposition), (iv) pursuant to customary non-assignment provisions and leases entered into in the ordinary course of business or (v) pursuant to an agreement effecting a renewal, extension, refinancing or refunding of Indebtedness incurred pursuant to an agreement or arrangement referred to in clauses (i) or (ii) above; provided, however, that provisions related to such encumbrance or restriction contained in any such renewal, extension, refinancing or refunding are no more restrictive in any material respect than the provisions contained in the agreement it replaces.


Exhibit 10(b)(i)                                                         Page 21

     SECTION 4.09. Limitation on Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, any sale, purchase, exchange or lease of assets, property or services or any loan or any other direct or indirect payment, transfer or other disposition) with any Affiliate unless: (a) such Affiliate is (both before and after such transaction) (i) a Wholly-owned Subsidiary or (ii) a Subsidiary the minority interests in which are not held by an Affiliate; or (b) each such transaction and any series of related transactions is on terms that are no less favorable to the Company or such Subsidiary, as the case may be, than would be available in a comparable transaction with an unrelated third party; provided, however, that with respect to a transaction or series of related transactions for which the total consideration (based on fair market value) is equal to or in excess of $5,000,000, a committee of the Board of Directors of the Company composed entirely of all of the disinterested Directors of the Company shall approve by unanimous resolution certifying that such transaction or series of transactions comply with clause (b) above; and provided, further, that the foregoing restriction shall not apply to (i) any transaction pursuant to agreements in place as of the date hereof, and (ii) any transaction with an officer or director of the Company or of any Subsidiary in their capacity as officer or director entered into in the ordinary course of business (including compensation and employee benefit arrangements with any officer or director of the Company or of any Subsidiary). Notwithstanding the foregoing, nothing in this Section shall prohibit the Company from engaging in transactions expressly permitted by Section 4.06.

     SECTION 4.10. Repurchase Upon Change of Control. Unless the Company shall have theretofore sent notice to the Trustee pursuant to Section 3.01 to call all of the outstanding Securities for redemption, upon the occurrence of a Change of Control, each Holder of the Securities will have the right to require that the Company purchase all or a portion of such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, on the principal amount purchased, to the Change of Control Payment Date (as defined) in accordance with the terms set forth below.

     Notwithstanding the foregoing, if at the time of the occurrence of a Change of Control, the terms of any Senior Indebtedness restrict or prohibit the repurchase of the Securities pursuant to this Section 4.10, then prior to the mailing of the notice to Holders provided for in this Section 4.10 but in any event within 30 days following any such Change of Control, the Company shall (i) repay in full all such Senior Indebtedness or offer to repay in full all such Senior Indebtedness and repay the Indebtedness of each lender who accepted such offer or (ii) obtain any required consent or waiver under all such Senior Indebtedness to permit the repurchase of the Securities as provided for in this
Section 4.10.

     Within thirty days following any Change of Control, the Company will mail a notice to the Trustee and to each Holder stating:

          (a) that a Change of Control has occurred and that such Holder has the right to require the Company to purchase all or a portion of such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest on the principal amount purchased, if any, to the Change of Control Payment Date;


Exhibit 10(b)(i)                                                         Page 22

          (b) the circumstances and relevant facts regarding such Change of Control (including information with respect to historical, pro forma and projected financial information, after giving effect to such Change of Control and information regarding the Persons acquiring control and such Persons' business plans for the Company);

          (c) the purchase date specified by the Company (which will be not earlier than 30 days or later than 45 days from the date of such notice, unless otherwise required by law) (the "Change of Control Payment Date");

          (d) that on the Change of Control Payment Date, the purchase price will become due and payable upon the Securities accepted for payment, and that interest thereon shall cease to accrue on and after such date unless there is a default in payment by the Company;

          (e) that any Security not tendered for purchase by the Company will continue to accrue interest;

          (f) the place or places where such Securities are to be surrendered for payment of the purchase price (each of which shall be an office or agency maintained by the Company pursuant to Section 4.05 hereof);

          (g) that a Holder of Securities electing to require the Company to purchase its Securities will be required to deliver such Securities with the form entitled "Option of Holder to Elect Purchase" on the reverse side of the Securities properly completed ("Notice of Election"), at the place or places specified in the notice at least five Business Days prior to the Change of Control Payment Date;

          (h) that such Notice of Election shall be irrevocable absent the written consent of the Company; and

          (i) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered; provided, however, that each Security purchased and each such new Security issued shall be in a principal amount of $1,000 or integral multiples thereof.

     Holders of Securities will have the right to have their Securities purchased by the Company if such Securities, with the Notice of Election properly completed, are tendered for purchase, to the place referred to in (f) above, at any time beginning on the date such notice is mailed and ending at the close of business on the fifth Business Day prior to the applicable Change of Control Payment Date.

     Before a Change of Control Payment Date, the Company shall (i) accept for payment Securities properly surrendered pursuant to the provisions hereof, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities so accepted and (iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate stating that the Securities have been so accepted for payment by the Company. The Paying Agent shall


Exhibit 10(b)(i) Page 23 promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price.

     SECTION 4.11. Limitation on Asset Sales. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, make any Asset Sale unless: (a) the Company or such Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value for the stock or assets sold or otherwise disposed of (such value to be determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a board resolution filed with the Trustee); and (b) at least 75% of such consideration consists of cash. Within 180 days of the receipt of Net Cash Proceeds (as defined) from any Asset Sale, the Company, at its option, may apply the Net Cash Proceeds from such Asset Sale to (i) the permanent reduction of Senior Indebtedness in accordance with its terms, (ii) the purchase of replacement assets for the assets subject to such Asset Sale, (iii) any combination of (i) and (ii) above.

     For purposes of the foregoing, "Net Cash Proceeds" means the aggregate amount of cash (including any other consideration that is immediately converted into cash) received by the Company or any of its Subsidiaries in respect of such an Asset Sale, less the sum of: (a) all out-of-pocket fees, commissions and other expenses incurred in connection with such Asset Sale, including the amount of income taxes required to be paid by the Company or any of its Subsidiaries in connection therewith; and (b) the aggregate amount of cash so received which is used to retire any existing Indebtedness of the Company or any of its Subsidiaries which is required to be repaid in connection therewith. If at any time any funds are received by or for the account of the Company or any of its Subsidiaries upon the sale, conversion, collection or other liquidation of any non-cash consideration received in respect of an Asset Sale, such funds shall, when received, constitute Net Asset Sale Proceeds and shall, within 180 days after the receipt of such funds, be applied as provided in the preceding paragraph or as provided in the succeeding paragraph. Notwithstanding the foregoing, $35,000,000 of what otherwise would be deemed Net Cash Proceeds received in any fiscal year will be excluded from "Net Cash Proceeds" and will not be subject to the restrictions contained in this Section 4.11.

     Any Net Cash Proceeds that are not applied or invested as provided above shall constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $5,000,000, the Company will offer to purchase Securities from all Holders of the Securities at an offer price in cash in an amount equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date fixed for the closing of such offer, substantially in accordance with the procedures for a repurchase upon a Change of Control described in Section
4.10 hereof. To the extent that the aggregate principal amount, plus accrued and unpaid interest thereon, of the Securities tendered pursuant to such offer is less than the Excess Proceeds, the Company may use such unused Excess Proceeds, or a portion thereof, for general corporate purposes. If the aggregate principal amount, plus accrued and unpaid interest thereon, of the Securities properly tendered pursuant to such offer is greater than the Excess Proceeds, the Trustee or its agent shall select the Securities to be purchased on a pro rata basis, based upon the proportion of a Security properly tendered to the aggregate amount of all Securities properly tendered, and shall promptly return to the Holder thereof all Securities, or portions thereof, delivered but not purchased. Upon completion of such offer to purchase, the amount of Excess Proceeds will be reset at zero.


Exhibit 10(b)(i)                                                         Page 24

     SECTION 4.12. Payment of Taxes and Other Claims. The Company shall pay or discharge or cause to be paid or discharged, before any penalty accrues thereon:
(a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary upon the income, profits or property of the Company or any Subsidiary; and (b) all lawful claims for labor, materials and supplies which, if unpaid, would by law become a lien upon the property of the Company or any Subsidiary; provided, however, that none of the Company or any Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and, if required by GAAP, for which adequate provision has been made.

     SECTION 4.13. Corporate Existence. Subject to Article 5 hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of any Subsidiary in accordance with the respective organizational documents of such Subsidiary and the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries, provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any Subsidiary, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

     SECTION 4.14. Maintenance of Properties and Insurance. The Company shall cause all material properties owned by or leased to it or any Subsidiary and necessary in the conduct of its business or the business of such Subsidiary to be maintained and kept in normal condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 4.14 shall prevent the Company or any Subsidiary from discontinuing the operation or maintenance of any such properties or disposing of any of them, if such discontinuance or disposal is determined by the Board of Directors of the Company or the Board of Directors of the applicable Subsidiary to be desirable in the conduct of the business of the Company or the business of such Subsidiary.

     The Company shall provide or cause to be provided, for itself and any Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, including, but not limited to, public liability insurance, with reputable insurers in such amounts with such deductibles and by such methods as shall be customary for corporations similarly situated in the industry.


Exhibit 10(b)(i)                                                         Page 25

     SECTION 4.15. Investment Company Act. The Company shall not become an investment company subject to registration under the Investment Company Act of 1940, as amended.

     SECTION 4.16. Covenant to Comply with Securities Laws Upon Purchase of Securities. In connection with any offer to purchase or purchase of Securities under Sections 4.10 or 4.11 hereof, the Company shall: (a) comply with all tender offer rules under the Exchange Act which may then be applicable, including Rule 14e-1 thereunder; and (b) otherwise comply with all federal and state securities laws so as to permit the rights and obligations under Sections
4.10 and 4.11 hereof to be exercised in the time and in the manner specified in Sections 4.10 and 4.11 hereof.

                                    ARTICLE 5
                              SUCCESSOR CORPORATION

     SECTION 5.01. When The Company May Merge or Transfer Assets. The Company
(i) may not consolidate with or merge into any other Person; (ii) may not, directly or indirectly, in one or a series of transactions, transfer, convey, sell, lease or otherwise dispose of all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis; (iii) may not, and may not permit any Subsidiary to acquire capital stock of or other ownership interests in any other Person such that such other Person becomes a Subsidiary; and (iv) may not, and may not permit any Subsidiary to, (x) purchase, lease or otherwise acquire all or substantially all of the properties and assets of any Person or any existing business (whether existing as a separate entity, subsidiary, division, unit or otherwise) of any Person or (y) make any Investment in a Person that, as a consequence of such Investment, becomes a Subsidiary of the Company, unless:

          (a) the Company shall be the continuing Person, or the Person, if other than the Company, formed by such consolidation or into which the Company is merged or to which the properties and assets of the Company, substantially as an entirety, are transferred shall be a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture, and this Indenture remains in full force and effect;

          (b) immediately before and immediately after giving effect to such transaction, no Event of Default and no Default shall have occurred and be continuing; and

          (c) immediately after giving effect to such transaction on a pro forma basis the Consolidated Net Worth of the surviving entity shall be equal to or greater than the Consolidated Net Worth of the Company immediately before such transaction.

     Notwithstanding the foregoing, any Subsidiary of the Company may consolidate with, merge into or transfer all or part of its properties and assets to the Company or any other Subsidiary or Subsidiaries of the Company.


Exhibit 10(b)(i)                                                         Page 26

     This Section 5.01 shall not apply to any transaction or series of transactions involving the Company if a Change of Control shall result therefrom and the Company is required to comply with the provisions of Section 4.10, in which case Section 4.10 shall apply.

     In connection with any consolidation, merger or transfer contemplated hereby, the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and the supplemental indenture in respect thereto comply with this Section 5.01 and that all conditions precedent herein provided for relating to such transactions have been complied with.

     SECTION 5.02. Successor Corporation Substituted. Upon any consolidation or merger or any transfer of all or substantially all of the assets of the Company in accordance with the foregoing, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made, shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; and thereafter, the Company shall be discharged and released from all obligations and covenants under this Indenture and the Securities.

                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

     SECTION 6.01. Events of Default. An "Event of Default" occurs if one of the following shall have occurred and be continuing:

          (a) the Company defaults in the payment, when due and payable, of (i) interest on any Security and the default continues for a period of 30 days, or (ii) the principal of or premium, if any, on any Securities when the same becomes due and payable at maturity, acceleration, on the Redemption Date, on the Change of Control Payment Date, on any payment date respecting an offer to purchase using Excess Proceeds or otherwise;

          (b) the Company fails to comply with any of its covenants or agreements in Article 5 of this Indenture;

          (c) the Company fails to comply with any of its covenants or agreements in the Securities or this Indenture (other than those referred to in clauses (a) and (b) of this Section 6.01) and such failure continues for 60 days after receipt by the Company of a Notice of Default;

          (d) a default by the Company or any Subsidiary in the payment of any principal of or interest on any Indebtedness (including the Revolving Credit Facility) when due (after giving effect to any applicable grace periods and waivers), the principal amount of which, individually or in the aggregate, exceeds $10,000,000 (whether such Indebtedness exists as of the Issue Date or is thereafter created) and such payment


Exhibit 10(b)(i) Page 27 default shall have resulted in such Indebtedness becoming due prior to its stated maturity;

          (e) the Company or any Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

              (i) commences a voluntary case or proceeding;

              (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding;

              (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property;

              (iv) makes a general assignment for the benefit of its creditors;
          or

              (v) admits in writing its inability to pay its debts generally as they become due;

          (f) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

              (i) is for relief against the Company or any Subsidiary in an involuntary case or proceeding;

              (ii) appoints a Custodian of the Company or any Subsidiary for all or substantially all of its properties;

              (iii) orders the liquidation of the Company or any Subsidiary;

              (iv) and, in each case, the order or decree remains unstayed and in effect for 60 days; or

          (g) the Company or any of its Subsidiaries fails to pay final judgments or orders against it which require the payment of money, either individually or in an aggregate amount, that is in excess of $10,000,000 and either (i) the commencement by any creditor of any enforcement proceeding upon any such judgment or order, or (ii) such judgment or order remains unsatisfied or unstayed for 60 days.

     "Bankruptcy Law" means Title 11, United States Code, or any similar federal or state law for the relief of debtors. "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator, custodian or similar official under any Bankruptcy Law.

     A Default under clause (c) above is not an Event of Default until the Trustee notifies the Company or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default within the time specified in clause (c) above after receipt of such notice.


Exhibit 10(b)(i)                                                         Page 28

Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

     SECTION 6.02. Acceleration. If any Event of Default under clauses (a), (b),
(c), (d) or (g) of Section 6.01 occurs and is continuing, the Trustee may, by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding may, by notice to the Company and the Trustee (each, an "Acceleration Notice"), and the Trustee shall, upon the request of such Holders, declare the principal of the Securities, premium, if any, and accrued and unpaid interest to be due and payable immediately. If any Event of Default under clauses (e) or (f) of Section 6.01 occurs, all principal, premium, if any, and interest on the Securities will immediately become due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding by written notice to the Trustee and to the Company may rescind an Acceleration Notice and its consequences (except an acceleration due to a default in payment of the principal on any of the Securities) if all existing Events of Default have been cured or waived except non-payment of principal or interest that has become due solely because of the acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

     SECTION 6.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, premium, if any, or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

     The Trustee may maintain a proceeding even if the Trustee does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

     SECTION 6.04. Waiver of Past Defaults. The Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder), may waive an existing Default or Event of Default and its consequences except (a) an Event of Default described in Section 6.01(a) hereof, or (b) a Default in respect of a provision that under Section 9.02 hereof cannot be amended without the consent of each Securityholder affected. When a Default or Event of Default is waived, it is deemed cured and shall cease to exist, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.


Exhibit 10(b)(i)                                                         Page 29

     SECTION 6.05. Control by Majority. The Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability. The Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     SECTION 6.06. Limitation on Suits. Except as provided in Section 6.07 hereof, a Holder may not pursue any remedy with respect to this Indenture or the Securities unless:

          (a) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

          (b) the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;

          (c) such Holder or Holders offer and, if requested, provide to the Trustee reasonable security or indemnity against any loss, liability or expense satisfactory to the Trustee;

          (d) the Trustee does not comply with the request within 30 days after receipt of the notice, the request and the offer of security or indemnity; and

          (e) the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 30-day period.

     A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.

     SECTION 6.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the principal amount, premium, if any, and interest, in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities, any Redemption Date, any Change of Control Payment Date, or any payment date respecting an obligation to purchase using Excess Proceeds, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected adversely without the consent of each such Holder.


Exhibit 10(b)(i)                                                         Page 30

     SECTION 6.08. Collection Suit by Trustee. If an Event of Default described in Section 6.01(a) hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) with respect to the Securities and the amounts provided for in Section 7.07 hereof.

     SECTION 6.09. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the property of the Company, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (a) to file and prove a claim for the whole amount of the principal amount, premium, if any, and interest on the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION 6.10. Priorities. If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

     FIRST:  to the Trustee for amounts due under Section 7.07 hereof;

     SECOND: to holders of Senior Indebtedness to the extent required by Article 10;

     THIRD: to Securityholders for amounts due and unpaid on the Securities for the principal amount, premium, if any, Redemption Price or interest, if any, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Securities; and

     FOURTH: the balance, if any, to the Company.


Exhibit 10(b)(i)                                                         Page 31

     The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10.

     SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section
6.07 hereof or a suit by Holders of more than 10% in aggregate principal amount of the Securities at the time outstanding.

                                    ARTICLE 7
                                     TRUSTEE

     SECTION 7.01. Duties of Trustee.

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

          (b) Except during the continuance of an Event of Default:

              (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

              (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statement and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificate or opinion which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own failure to act or its own willful misconduct, except that:

              (i) this paragraph (c) does not limit the effect of paragraph (b) of this Section 7.01;

              (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and


Exhibit 10(b)(i)                                                         Page 32

              (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 7.01 and Section 7.02.

          (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives security or indemnity reasonably satisfactory to it against any loss, liability or expense.

          (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money held by it hereunder.

     SECTION 7.02. Rights of Trustee.

          (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate and Opinion of Counsel.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct or negligence.

          (e) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     SECTION 7.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11 hereof.


Exhibit 10(b)(i)                                                         Page 33

     SECTION 7.04. Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in this Indenture or the Securities (other than its certificate of authentication) or in any document issued in connection with the sale of the Securities, or the determination as to which beneficial owners are entitled to receive any notices hereunder.

     SECTION 7.05. Notice of Defaults. If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder as their names and addresses appear on the Register notice of the Default within 90 days after it becomes known to the Trustee unless such Default shall have been cured or waived. Except in the case of a Default described in Section 6.01(a) hereof, the Trustee may withhold such notice if and so long as a committee of Trust Officers in good faith determines that the withholding of such notice is in the interests of Securityholders. The second sentence of this Section 7.05 shall be in lieu of the proviso to Section 315(b) of the TIA and said proviso is hereby expressly excluded from this Indenture, as permitted by the TIA.

     SECTION 7.06. Reports by Trustee to Holders. Within 60 days after each April 15 beginning with April 15, 1997, the Trustee shall mail to each Securityholder a brief report dated as of such April 15 in accordance with and to the extent required under Section 313 of the TIA. The Trustee shall also comply with Section 313(b)(2) of the TIA.

     A copy of each report at the time of its mailing to Securityholders shall be filed with the Company and, if applicable, the SEC and each stock exchange on which the Securities are listed. The Company agrees to promptly notify the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

     SECTION 7.07. Compensation and Indemnity. The Company agrees:

          (a) To pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) To reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, disbursements and advances of its agents and counsel), including all reasonable expenses, disbursements and advances incurred or made by the Trustee in connection with any membership on any creditor's committee, except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (c) To indemnify the Trustee, its officers, directors and stockholders, for, and to hold it harmless against, any and all loss, liability, damage, claim, or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.


Exhibit 10(b)(i)                                                         Page 34

     The Trustee shall have a claim and lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 7.07, except with respect to funds held in trust for the payment of principal of, premium, if any, or interest on particular Securities.

     The Company's payment obligations pursuant to this Section 7.07 will survive the discharge of this Indenture. When the Trustee renders services or incurs expenses after the occurrence of a Default specified in Section 6.01 hereof, the compensation for services and expenses are intended to constitute expenses of administration under any Bankruptcy Law.

     SECTION 7.08. Replacement of Trustee. The Trustee may resign by so notifying the Company in writing at least 30 days prior to the date of the proposed resignation; provided, however , no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section
7.08. The Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee subject to the consent of the Company. The Trustee shall resign if:

          (a) the Trustee fails to comply with Section 7.10 hereof;

          (b) the Trustee is adjudged bankrupt or insolvent;

          (c) a receiver or public officer takes charge of the Trustee or its property; or

          (d) the Trustee otherwise becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. Subject to payment of all amounts owing to the Trustee under Section 7.07 hereof and subject further to its lien under Section 7.07, the retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

     If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, then the retiring Trustee, the Company or the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10 hereof, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.


Exhibit 10(b)(i)                                                         Page 35

     SECTION 7.09. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets (including this Trusteeship) to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

     SECTION 7.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. No obligor (as such term is defined in the TIA) upon the Securities or Person, directly or indirectly, controlling, controlled by, or under common control with such obligor shall serve as the Trustee with respect to the Securities. The Trustee shall comply with TIA
Section 310(b). In determining whether the Trustee has conflicting interests as defined in TIA Section 310(b)(1), the provisions contained in the proviso to TIA
Section 310(b)(1) shall be deemed incorporated herein.

     SECTION 7.11. Preferential Collection of Claims Against The Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor under the Securities), the Trustee shall be subject to the provisions of the TIA regarding the collection of claims against the Company (or any such other obligor).

                                    ARTICLE 8
                      DISCHARGE OF INDENTURE AND DEFEASANCE

     SECTION 8.01. Satisfaction and Discharge of Indenture. Subject to Sections
2.06 and 7.07 hereof, this Indenture shall cease to be of further effect with respect to the Securities (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and rights to receive payments of principal, premium, if any, and interest thereon) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when: (a) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 hereof; (B) Securities which are purchased pursuant to Sections 4.10 or 4.11 hereof; and (C) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 8.05) have been delivered to the Trustee for cancellation;
(b) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Securities; and (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.


Exhibit 10(b)(i)                                                         Page 36

     SECTION 8.02. Defeasance. The Company may, at its option, at any time, elect to have either clause (a) or (b) below applied to the outstanding Securities upon compliance with the conditions set forth in Section 8.03 below:
(a) upon exercise of the option applicable to this clause (a), the Company shall be deemed to have been released and discharged from its obligations with respect to the outstanding Securities on the date the conditions set forth in Section
8.03 below are satisfied (hereinafter, "legal defeasance"). For this purpose, the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.04 and the other Sections of this Indenture referred to in (i) and (ii) below, and to have satisfied all its other obligations under such Securities and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder (i) the rights of Holders of outstanding Securities to receive solely from the trust fund described in
Section 8.03 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (ii) the Company's obligations with respect to such Securities under Sections 2.04, 2.06, 2.07, 2.09 and 4.05, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith, and (iv) this Article 8; and (b) upon exercise of the option applicable to this clause (b), the Company shall be released and discharged from its obligations under any covenant contained in Sections 4.02 through 4.04, Sections 4.06 through 4.16 and in Article 5 with respect to the outstanding Securities on or after the date the conditions set forth in Section 8.03 below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of Holders of Securities (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under
Section 6.01, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

     SECTION 8.03. Conditions to Defeasance. The following shall be the conditions to application of either clause (a) or (b) of Section 8.02 above to the outstanding Securities: (a) the Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, money, direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which guarantee or obligation the full faith and credit of the United States is pledged ("U.S. Government Obligations") which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide cash in an amount, or a combination of money and U.S. Government Obligations in such amounts, as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee to pay and discharge the principal of


Exhibit 10(b)(i)                                                         Page 37

(and premium, if any) and interest on the outstanding Securities on the Stated Maturity of such principal (and premium, if any) or installment of interest or upon redemption on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided, however, that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities; (b) in the case of a legal defeasance under clause
(a) of Section 8.02 above, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date hereof there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred; (c) in the case of a covenant defeasance under clause (b) of
Section 8.02 above, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; (d) no Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as subsection 6.01(e) or 6.01(f) is concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period); (e) such legal or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which the Company is bound; (f) the Company shall have paid or duly provided for payment of all amounts due to the Trustee pursuant to this Indenture; (g) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that all preference periods applicable to the defeasance trust have expired under applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; and (h) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the legal or covenant defeasance, as the case may be, under Section 8.02 above have been complied with.

     SECTION 8.04. Deposited Money and U.S. Government Obligations to be Held in Trust; Miscellaneous Provisions. Subject to Section 8.05, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 8.03 in respect of the outstanding Securities shall be held in a trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 8.03 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Securities.


Exhibit 10(b)(i)                                                         Page 38

     SECTION 8.05. Repayment to the Company. Subject to Section 7.07, the Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or U.S. Government Obligations held by them at any time. The Trustee and the Paying Agent shall return to the Company upon written request any money held by them for the payment of any amount with respect to the Securities that remain unclaimed for two years; provided, however, that the Trustee or such Paying Agent, before being required to make such return, may, in the name and at the expense of the Company, cause to be published once in The Wall Street Journal or another daily newspaper of national circulation or mail to each such Holder notice that such money or securities remain unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed money or securities then remaining will be returned to the Company. After return to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

     SECTION 8.06. Reinstatement. If the Trustee or Paying Agent is unable to apply any money in accordance with Section 8.03 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.03 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.03; provided, however, that if the Company makes any payment of interest on or principal of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                    ARTICLE 9
                                   AMENDMENTS

     SECTION 9.01. Without Consent of Holders. From time to time the Company, when authorized by a resolution of its Board of Directors, and the Trustee, without notice to or the consent of the holders of the Securities issued hereunder, may amend or supplement this Indenture or the Securities as follows:

          (a) to cure any ambiguity, defect or inconsistency;

          (b) to comply with Article 5 hereof;

          (c) to provide for uncertificated Securities in addition to or in place of certificated Securities so long as such uncertificated Securities are in registered form for purposes of the Internal Revenue Code of 1986, as amended;

          (d) to make any other change that does not adversely affect the rights of any Securityholder; or

          (e) to comply with any requirement of the SEC in connection with the qualification of this Indenture under the TIA.


Exhibit 10(b)(i)                                                         Page 39

     The Trustee is hereby authorized and directed to join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects its own rights, duties or immunities under this Indenture.

     After an amendment under this Section 9.01 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment or waiver.

     SECTION 9.02. With Consent of Holders. With the written consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding, the Company and the Trustee may amend this Indenture or the Securities or may waive future compliance by the Company with any provisions of this Indenture or the Securities. However, without the consent of each Securityholder affected, a waiver or an amendment to this Indenture or the Securities may not:

          (a) reduce the percentage of principal amount of the Securities whose Holders must consent to an amendment or waiver;

          (b) make any change to the stated maturity of the principal of, premium, if any, or any interest on, the Securities or any Redemption Price thereof, or impair the right to institute suit for the enforcement of any such payment or make any Security payable in money or securities other than that stated in the Security;

          (c) waive a default in the payment of the principal of, premium, if any, or interest on, any Security;

          (d) make any change in the provisions of Sections 4.10, 4.11, 6.04 or
     6.07 hereof;

          (e) make any change to Sections 9.01 or 9.02 hereof; and

          (f) modify the provisions of Article 10 hereof in a manner adverse to the Holders.

For the purposes of determining whether Holders of the required principal amount have consented to such waiver, modification or action, Securities of a Holder which are tendered or offered for sale to or are repurchased, redeemed or retired by the Company or any of its Subsidiaries or any of their Affiliates substantially contemporaneously or in connection with the solicitation of such consent shall be disregarded.

     It shall not be necessary for the consent of the Holders under this Section
9.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.


Exhibit 10(b)(i)                                                         Page 40

     In the event that certain Holders are willing to defer or waive certain obligations of the Company hereunder with respect to Securities held by them, such deferral or waiver shall not be deemed to affect any other Holder who receives the subject payment or performance in a timely manner.

     After an amendment or waiver under this Section 9.02 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment or waiver.

     An amendment under this Section 9.02 may not make any change in Article 10 or the definition of Senior Indebtedness or Revolving Credit Facility unless the holders of Senior Indebtedness, pursuant to its terms, consent to the change. The Trustee shall give prompt notice to the holders of any Senior Indebtedness of any proposed amendment, waiver, or supplement under this Section 9.02 and a copy of the final form thereof.

     SECTION 9.03. Compliance with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article 9 shall comply with the TIA.

     SECTION 9.04. Revocation and Effect of Consents, Waivers and Actions. Until an amendment, waiver or other action by Holders becomes effective, a consent to it or any other action by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the consent of the requisite aggregate principal amount of the Securities at the time outstanding has been obtained and not revoked. After an amendment, waiver or action becomes effective, it shall bind every Securityholder, except as provided in Section
9.02 hereof.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then, notwithstanding the first two sentences of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than six months after such record date.


Exhibit 10(b)(i)                                                         Page 41

     SECTION 9.05. Notation on or Exchange of Securities. Securities authenticated and made available for delivery after the execution of any supplemental indenture pursuant to this Article 9 may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and made available for delivery by the Trustee in exchange for outstanding Securities.

     SECTION 9.06. Trustee to Sign Supplemental Indentures. The Trustee shall sign any supplemental indenture authorized pursuant to this Article 9 if the supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such amendment the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and Opinion of Counsel stating that such supplemental indenture is authorized or permitted by this Indenture.

     SECTION 9.07. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article 9, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and made available for delivery hereunder shall be bound thereby.

                                   ARTICLE 10
                                  SUBORDINATION

     SECTION 10.01. Securities Subordinate to Senior Indebtedness. Anything in this Indenture or the Securities to the contrary notwithstanding, the Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on (including any payments required under any provision of this Indenture and the Securities, including Section 4.10 and 4.11) each and all of the Securities and other amounts owed by the Company under this Indenture and the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness (including any interest accruing after the occurrence of an Event of Default under Section 6.01(e) or (f), whether or not such interest is an allowed claim enforceable against the debtor in a case brought under the Bankruptcy Code).

     As used in this Indenture and the Securities, "paying the Securities", "payment of the Securities" and similar phrases mean any direct or indirect payment or distribution by or on behalf of the Company on account of principal of (or premium, if any) or interest on the Securities or other amounts owed by the Company under this Indenture and the Securities (other than amounts owing to the Trustee pursuant to Section 7.07 hereof) or to acquire or repurchase pursuant to the provisions of this Indenture or redeem, retire or defease all or any portion of the Securities or to make any deposit, payment or transfer in furtherance of any of the foregoing.


Exhibit 10(b)(i)                                                         Page 42

     This Article 10 shall constitute a continuing offer to all Persons who become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness and such holders are made obligees hereunder and any one or more of them may enforce such provisions. Holders of Senior Indebtedness need not prove reliance on the subordination provisions hereof.

     SECTION 10.02. Payment Over of Proceeds upon Dissolution, etc. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, then and in any such event:

          (1) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in accordance with the instruments governing such Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities or other amounts owed by the Company under this Indenture and the Securities (other than amounts owing to the Trustee pursuant to Section 7.07 hereof); and

          (2) any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee would be entitled but for the provisions of this
     Article 10, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Securities (except for any such payment or distribution (x) authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Securities to the Senior Indebtedness, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law, or (y) of securities that are subordinated, to at least the same extent as the Securities, to the payment in cash of all Senior Indebtedness then outstanding), shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives, ratably according to the aggregate amounts remaining unpaid on the Senior Indebtedness, for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

          (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any such


Exhibit 10(b)(i) Page 43 payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities (other than payments or distributions authorized by an order or decree giving effect to the subordination of payments or distributions of securities that are subordinated to the payment in cash of all Senior Indebtedness, all as described in paragraph (2) above), including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full in cash or payment thereof provided for, then and in such event such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their representative or representatives, ratably according to the aggregate amount remaining unpaid on the Senior Indebtedness, for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

     The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another corporation upon the terms and conditions set forth in
Article 5 shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the corporation formed by such consolidation or into which the Company is merged or the corporation which acquires substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article 5.


Exhibit 10(b)(i)                                                         Page 44

     SECTION 10.03. No Payment When Senior Indebtedness in Default.

          (i) In the event of and during the continuation of any default in the payment of any Senior Indebtedness whether at maturity, upon acceleration or otherwise beyond any applicable grace period with respect thereto ("payment default"), and written notice (the "Payment Notice") thereof shall have been given to each of the Company and the Trustee by (a) in the case of the Revolving Credit Facility, the bank agent under the Revolving Credit Facility, or (b) in the case of any other issue of Senior Indebtedness, the representative for, or the holders of at least a majority of the principal amount of, the Senior Indebtedness, then no payment shall be made by or on behalf of the Company on the Securities (except from those funds held in trust for the benefit of the Holders of any Securities to such Holders pursuant to the provisions of Article 3 or Article 8) until the date, if any, on which such default or event of default is waived by the holders of such Senior Indebtedness or otherwise cured or has ceased to exist or the Senior Indebtedness to which such default or event of default relates is discharged by payment in full in cash.

          (ii) In the event that any other event of default with respect to any Senior Indebtedness shall have occurred and be continuing that permits the holders of such Senior Indebtedness (or a trustee on behalf of such holders) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, and written notice thereof shall have been given to each of the Company and the Trustee by (a) in the case of the Revolving Credit Facility, the bank agent under the Revolving Credit Facility, or (b) in the case of any other issue of Senior Indebtedness, the representative for, or the holders of at least a majority of the principal amount of Senior Indebtedness ("Covenant Default Notice") then no payment shall be made by or on behalf of the Company on the Securities (except from those funds held in trust for the benefit of the Holders of any Securities to such Holders pursuant to the provisions of
     Article 3 or Article 8) until the earlier of (x) 179 days after the date on which a Covenant Default Notice shall have been given and (y) the date, if any, on which such default or event of default is waived by the holders of such Senior Indebtedness or otherwise cured or has ceased to exist or the Senior Indebtedness to which such default or event of default relates is discharged by payment in full in cash (provided, however, that further written notice relating to the same or any other event of default with respect to any Senior Indebtedness received by the Company or the Trustee within 360 days after such prior receipt of a Covenant Default Notice shall not be effective to further prohibit such payments, provided, further, that notwithstanding anything herein to the contrary, there must be at least 181 consecutive days in any 360 day period in which no limitation on payment pursuant to this Section 10.03 is in effect, and provided, further, that further written notice relating to the same default or event of default or any other default or event of default specified above existing or continuing on the date of receipt of the Covenant Default Notice, whether or not received by the Company or Trustee within 360 days after prior receipt of a Covenant Default Notice, shall not be effective to further prohibit such payments unless all defaults and events of default shall have been cured or waived after such date for a period of not less than 90 consecutive days).

Exhibit 10(b)(i)                                                         Page 45

          In the event that, notwithstanding the foregoing, any payment or distribution shall be made by or on behalf of the Company to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this
     Section 10.03, then and in such event such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their representative or representatives, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness, for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          The provisions of this Section shall not apply to any payment with respect to which Section 10.02 would be applicable.

     SECTION 10.04. Payment Permitted If No Default. Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except under the circumstances described in Section
10.02 or under the conditions described in Section 10.03, from making payments at any time of principal of (and premium, if any) or interest on the Securities or other amounts owed by the Company under this Indenture and the Securities (other than amounts owing to the Trustee pursuant to Section 7.07 hereof).

     SECTION 10.05. Subrogation to Rights of Holders of Senior Indebtedness. No payment or distributions to the holders of Senior Indebtedness or their representatives pursuant to the provisions of this Article 10 shall entitle any Holders of the Securities or the Trustee to exercise any right of subrogation in respect thereof until the Senior Indebtedness shall have been paid in full.

     SECTION 10.06. Provisions Solely to Define Relative Rights. The provisions of this Article 10 are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or
(c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the express limitations set forth in Article 6 and to the rights, if any, under this Article 10 of the holders of Senior Indebtedness.

     SECTION 10.07. Trustee to Effectuate Subordination; Further Actions. Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article 10 and appoints the Trustee his attorney-in-fact for any and all such purposes.


Exhibit 10(b)(i)                                                         Page 46

     If any proceeding referred to in Section 10.02(a), (b) or (c) above is commenced by or against the Company, the Trustee and Holders of the Securities shall duly and promptly take such action as the holders of Senior Indebtedness may reasonably request to collect on the Securities and to file appropriate claims or proofs of claim in respect of the Securities and to collect and receive any and all payments which may be payable upon or with respect to the Securities.

     Holders of Senior Indebtedness or their representatives are hereby authorized to demand specific performance of the provisions of this Article, whether or not the Trustee or the Company shall have complied with any of the provisions hereof applicable to it, at any time when the Trustee or any Holder of Securities shall have failed to comply with any of the provisions of this Article applicable to it. The Trustee and Holders of the Securities hereby irrevocably waive any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

     The Trustee and Holders of the Securities and the Company each will, at the Company's expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may reasonably be necessary, or that the holders of Senior Indebtedness or their representatives may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the holders of Senior Indebtedness or any of their representatives to exercise and enforce its rights and remedies hereunder.

     SECTION 10.08. No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article 10 or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of or renew, refinance or refund Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.


Exhibit 10(b)(i)                                                         Page 47

     SECTION 10.09. Notice to Trustee. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article 10 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.05, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 10.09 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

     Subject to the provisions of Section 7.05, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 10, the Trustee may request that such Person furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 10, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 10.10. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets or securities of the Company referred to in Section 10.02, the Trustee, subject to the provisions of Section 7.05, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payment thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.


Exhibit 10(b)(i)                                                         Page 48

     SECTION 10.11. Rights of Trustee as a Holder of Senior Indebtedness; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 10 with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article 10 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

     SECTION 10.12. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that the proviso clause in Section
10.09 and Section 10.10 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

     SECTION 10.13. Trust Moneys Not Subordinated. Notwithstanding anything contained in this Indenture to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article 8 by the Trustee for the payment of principal, premium, if any, and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article 10, and none of the Securityholders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness or any other creditor of the Company.

     SECTION 10.14. Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article 10 or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article 10 and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

     SECTION 10.15. Waiver. The Trustee, Holders of the Securities and the Company each hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Indebtedness and this Article and any requirement that the holders of Senior Indebtedness or any of their representatives protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right to take any action against the Company or any other person or entity or any collateral.

     SECTION 10.16. No Waiver; Remedies. No failure on the part of the holders of Senior Indebtedness or any of their representatives to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other


Exhibit 10(b)(i) Page 49 right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                                   ARTICLE 11
                                  MISCELLANEOUS

     SECTION 11.01. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of subsection (c) of Section 318 of the TIA, the imposed duties shall control. The provisions of Sections 310 to 317, inclusive, of the TIA that impose duties on any Person (including provisions automatically deemed included in an indenture unless the indenture provides that such provisions are excluded) are a part of and govern this Indenture, except as, and to the extent, expressly excluded from this Indenture, as permitted by the TIA.

     SECTION 11.02. Notices. Any notice or communication shall be in writing and delivered in Person or mailed by first class mail, postage prepaid, addressed as follows:

              If to the Company:

              Consolidated Stores Corporation
              300 Phillipi Road
              P.O. Box 28512
              Columbus, Ohio 43228-0512
              Attention:  General Counsel

              If to the Trustee:

              The Bank of New York
              101 Barclay Street, Floor 21 West
              New York, New York 10286
              Attention:  Corporate Trust Trustee Administration

     The Company, or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication given to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.

     If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent or co-registrar.


Exhibit 10(b)(i)                                                         Page 50

     SECTION 11.03. Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent and anyone else shall have the protection of TIA Section 312(c).

     SECTION 11.04. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     SECTION 11.05. Statements Required in Certificate or Opinion. Each Officers' Certificate and Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

          (a) a statement that each Person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

          (c) a statement that, in the opinion of each such Person, he has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement that, in the opinion of such Person, such covenant or condition has been complied with; provided, however, that with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

     SECTION 11.06. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 11.07. Rules by Trustee, Paying Agent and Registrar . The Trustee may make reasonable rules for meetings of Securityholders or action by Securityholders. The Registrar and Paying Agent may make reasonable rules for their functions.


Exhibit 10(b)(i)                                                         Page 51

     SECTION 11.08. Legal Holidays. A "Legal Holiday" is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Securities, no principal, premium, if any, or interest installment shall accrue for the intervening period.

     SECTION 11.09. Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     SECTION 11.10. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release the directors, officers, employees or stockholders, as such, of the Company from all such liability for obligations of the Company under the Securities or this Indenture. The waiver and release shall be part of the consideration for the issue of the Securities.

     SECTION 11.11. Successors. All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

     SECTION 11.12. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.


Exhibit 10(b)(i)                                                         Page 52

                                   SIGNATURES

     IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

CONSOLIDATED STORES CORPORATION
The Company

By:

      Name:
      Title:



THE BANK OF NEW YORK
The Trustee

By:

      Name:
      Title:


Exhibit 10(b)(i)                                                         Page 53